DFA Investment Dimensions Group Inc.
U.S. Large Cap Equity Portfolio U.S. Small Cap Value Portfolio U.S. Targeted Value Portfolio U.S. Core Equity 1 Portfolio U.S. Core Equity 2 Portfolio U.S. Vector Equity Portfolio	U.S. Small Cap Portfolio U.S. Micro Cap Portfolio U.S. High Relative Profitability Portfolio DFA Real Estate Securities Portfolio U.S. Large Cap Growth Portfolio U.S. Small Cap Growth Portfolio
Dimensional Investment Group Inc.
U.S. Large Company Portfolio

SUPPLEMENT TO THE CURRENTLY EFFECTIVE
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
Effective March 20, 2026, the following is added to the cover page of the currently effective Prospectus and Statement of Additional Information (“SAI”) of the portfolios listed above, each a series of DFA Investment Dimensions Group Inc. or Dimensional Investment Group Inc. Capitalized terms not otherwise defined in this supplement have the meanings assigned to them in the Prospectus and SAI.

As of March 20, 2026, the U.S. Micro Cap Portfolio began offering ETF Class shares. The Fund has registered ETF Class Shares for the U.S. Large Cap Equity Portfolio, U.S. Small Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. High Relative Profitability Portfolio, DFA Real Estate Securities Portfolio, U.S. Large Cap Growth Portfolio, U.S. Small Cap Growth Portfolio and U.S. Large Company Portfolio, but they are not offered for sale at this time.

The date of this Supplement is March 20, 2026